UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 4, 2016

Date of Report (Date of earliest event reported)

KSIX MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52522	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10624 S. Eastern Ave., Suite A-910 Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 701-8030

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On or about January 4, 2016, we entered into a 2nd Amended Legal Services Agreement with John E. Dolkart, Jr. Esq. (the “Dolkart Agreement”). Upon execution of the Dolkart Agreement, the Company was obligated to issue to Mr. Dolkart 250,000 shares of Common Stock restricted in accordance with Rule 144, in exchange for the $2,500 in services rendered (the “Dolkart Stock”). The issuance of the Dolkart Stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. Mr. Dolkart is a sophisticated investor, familiar with our corporate operations, and there was no general solicitation. This transaction was approved by Written Consent of the Board of Directors through authority set forth in our Articles of Incorporation, corporate bylaws, and §78.315 of the Nevada Revised Statutes. The Dolkart Stock was issued on or about May 5, 2016, and was fully paid and non-assessable upon execution of the Dolkart Agreement.

On or about February 1, 2016, we entered into a Consulting Agreement with Ted D. Campbell II (the “Campbell Agreement”). Upon execution of the Campbell Agreement, the Company was obligated to issue to Mr. Campbell 250,000 shares of Common Stock restricted in accordance with Rule 144, in exchange for the $2,500 in services rendered (the “Campbell Stock”). The issuance of the Campbell Stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. Mr. Campbell is a sophisticated investor, familiar with our corporate operations, is a director of the Company, and there was no general solicitation. This transaction was approved by Written Consent of the Board of Directors through authority set forth in our Articles of Incorporation, corporate bylaws, and §78.315 of the Nevada Revised Statutes. The Campbell Stock was issued on or about May 5, 2016, and was fully paid and non-assessable upon execution of the Campbell Agreement.

On or about April 5, 2016, we entered into a Consulting Agreement with Hall Strategy, LLC (the “Hall Strategy Agreement”), a Nevada limited liability company. Upon execution of the Hall Strategy Agreement, the Company was obligated to issue to Hall Strategy, LLC (“Hall Strategy”) 1,000,000 shares of Common Stock restricted in accordance with Rule 144, in exchange for the $10,000 in services rendered (the “Hall Strategy Stock”). The issuance of the Hall Strategy Stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. Mr. Hall, the managing member of Hall Strategy, is a sophisticated investor, familiar with our corporate operations, is a director of the Company, and there was no general solicitation. This transaction was approved by Written Consent of the Board of Directors through authority set forth in our Articles of Incorporation, corporate bylaws, and §78.315 of the Nevada Revised Statutes. The Campbell Stock was issued on or about May 5, 2016, and was fully paid and non-assessable upon execution of the Campbell Agreement.

On or about May 10, 2016, we entered into a Consulting Agreement with Anthony P. Nuzzo Jr. (the “Nuzzo Agreement”). Upon execution of the Nuzzo Agreement, the Company was obligated to issue to Mr. Nuzzo 1,000,000 shares of Common Stock restricted in accordance with Rule 144, in exchange for the $10,000 in services rendered (the “Nuzzo Stock”). The issuance of the Nuzzo Stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. Mr. Nuzzo is an accredited investor as defined under Regulation D, Rule 501, familiar with our corporate operations, and there was no general solicitation. This transaction was approved by Written Consent of the Board of Directors through authority set forth in our Articles of Incorporation, corporate bylaws, and §78.315 of the Nevada Revised Statutes. The Nuzzo Stock was issued on or about June 10, 2016, and was fully paid and non-assessable upon execution of the Nuzzo Agreement.

On or about May 23, 2016, we entered into a Consulting Agreement with Omnivance Advisors, Inc. (the “Omnivance Agreement”). Upon execution of the Omnivance Agreement, the Company was obligated to issue to Omnivance Advisors, Inc. (“Omnivance”) 240,000 shares of Common Stock restricted in accordance with Rule 144, in exchange for the $2,400 in services rendered (the “Omnivance Stock”). The issuance of the Omnivance Stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. Mr. Wong, President of Omnivance, is a sophisticated investor, familiar with our corporate operations, and there was no general solicitation. This transaction was approved by Written Consent of the Board of Directors through authority set forth in our Articles of Incorporation, corporate bylaws, and §78.315 of the Nevada Revised Statutes. The Dolkart Stock was issued on or about June 14, 2016, and was fully paid and non-assessable upon execution of the Dolkart Agreement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not Applicable

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1 - 2nd Amended Legal Services Agreement with John E. Dolkart, Jr. Esq. dated January 4, 2016

10.2 - Consulting Agreement with Ted D. Campbell II dated February 1, 2016

10.3 - Consulting Agreement with Hall Strategy, LLC, a Nevada limited liability company dated April 5, 2016

10.4 - Consulting Agreement with Anthony P. Nuzzo Jr. dated May 10, 2016

10.5 - Consulting Agreement with Omnivance Advisors, Inc. dated May 23, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN ENERGY RESOURCES, INC.

DATE: July 19, 2016	By:	/s/ Carter Matzinger
	Name:	Carter Matzinger
	Title:	President and Chief Executive Officer